UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 21, 2021

Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2042	HGH	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,00th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 16, 2021, The Hartford Financial Services Group, Inc. (the “Company”) entered into a senior notes Pricing Agreement, dated September 16, 2021 (the “Pricing Agreement”), which incorporated by reference the terms of the senior notes Underwriting Agreement General Terms and Conditions dated September 16, 2021 (the “Underwriting Agreement”), each among the Company and Barclays Capital Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc., as the representatives of the underwriters named in such agreement (the “Underwriters”), with respect to the offer and sale by the Company of $600 million aggregate principal amount of its 2.900% Senior Notes due 2051 (the “Senior Notes”). The Senior Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 (File No. 333-231592). The closing of the sale of Senior Notes occurred on September 21, 2021. In addition to the information provided in this Item 8.01, certain exhibits are filed herewith in connection with the offering of the Senior Notes.

The Pricing Agreement provides, among other things, that the Underwriters will purchase the Senior Notes from the Company at the public offering price, less a discount of 0.875% per Senior Note.

The foregoing description of the material terms of the Underwriting Agreement and Pricing Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1, and the Pricing Agreement, which is attached hereto as Exhibit 1.2, and incorporated herein by reference.

Pursuant to the Underwriting Agreement and Pricing Agreement, the Company issued on September 21, 2021 $600 million aggregate principal amount of Senior Notes pursuant to a senior indenture, dated as of April 11, 2007, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the first supplemental indenture dated as of August 9, 2013, the second supplemental indenture dated as of August 19, 2019 and the third supplemental indenture dated as of September 21, 2021 (together, the “Indenture”).

The Senior Notes are unsecured senior obligations of the Company and rank equally with all unsecured and unsubordinated indebtedness of the Company. The Senior Notes bear interest at a per-annum rate of 2.900%. The Company will pay interest on the Senior Notes semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2022.

The Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to sell, transfer or create certain liens, including liens on the capital stock of any restricted subsidiary.

The Senior Notes will mature on September 15, 2051. However, prior to March 15, 2051 (6 months prior to maturity), the Company, at its option, may redeem the Senior Notes at any time in whole or from time to time in part in multiples of $1,000, at a redemption price equal to the greater of (i) 100% of the principal amount of the Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Senior Notes to be redeemed (assuming the Senior Notes matured on March 15, 2051) (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current treasury rate plus 20 basis points, plus accrued and unpaid interest up to but excluding the date of redemption. On or after March 15, 2051, the Company, at its option, may redeem the Senior Notes at any time in whole or in part in multiples of $1,000, at a redemption price equal to 100% of the principal amount of the Senior Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The Indenture contains customary events of default. If an event of default under the Indenture occurs in respect of the Senior Notes and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Senior Notes may declare the principal amount of all the Senior Notes to be immediately due and payable.

The foregoing description of the Indenture and the Senior Notes is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and incorporated herein by reference.

The Company intends to use the net proceeds from its sale of the Senior Notes to redeem in full the outstanding $600 million principal amount of the Company’s 7.875% Fixed-To-Floating Rate Junior Subordinated Debentures due 2042, which are redeemable at par on or after April 15, 2022. Pending application of the net proceeds, the Company intends to invest the proceeds in marketable securities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement General Terms and Conditions, dated September 16, 2021, among The Hartford Financial Services Group, Inc. and Barclays Capital Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc., as the representatives of the Underwriters.

1.2	Pricing Agreement, dated September 16, 2021, among The Hartford Financial Services Group, Inc. and Barclays Capital Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc., as the representatives of the Underwriters.

4.1	Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Registration Statement on Form S-3 (No. 333-142044), dated April 11, 2007).

4.2	First Supplemental Indenture, dated as of August 9, 2013, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.07 to The Hartford Financial Services Group, Inc.’s Registration Statement on Form S-3 (No. 333-190506), dated August 9, 2013).

4.3	Second Supplemental Indenture, dated as of August 19, 2019, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.3 to The Hartford Financial Services Group, Inc.’s Current Report on Form 8-K, dated August 19, 2019) .

4.4	Third Supplemental Indenture, dated as of September 21, 2021, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.5	Form of global note for $600 million aggregate principal amount of 2.900% Senior Notes due 2051.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)

September 21, 2021	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Senior Vice President and Corporate Secretary